Exhibit 99.1

FOR IMMEDIATE RELEASE                                        Contact:  John Kyte
April 4, 2000                                                       803-933-4212

SAFETY-KLEEN DELAYS EARNINGS REPORT

         (Columbia, SC)--Safety-Kleen Corp. (NYSE: SK) announced today that it is delaying indefinitely issuance of its earnings report for the second quarter of 2000 (the company's fiscal year ends August 31).

         "In light of the company's on-going investigation of accounting irregularities, we are simply not prepared to issue an earnings statement at this time," said Jack McGregor, the company's interim Chief Financial Officer.


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